EXECUTION VERSION

FIRST AMENDMENT, dated as of May 5, 2015 (this “Amendment”), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 29, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HANESBRANDS INC., a Maryland corporation (the “Parent Borrower”), MFB INTERNATIONAL HOLDINGS S.À R.L., a société à responsabilité limitée, incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 33, rue du Puits Romain, L-8070 Bertrange and registered with the Luxembourg Trade and Companies Register under number B 182.082 (the “Lux Borrower”, and together with the Parent Borrower, the “Borrowers”), the Lenders party thereto, Branch Banking & Trust Company and SunTrust Bank, as the Co-Documentation Agents, Barclays Bank PLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Bank, National Association, as the Co-Syndication Agents, JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the Collateral Agent (the “Administrative Agent”), and J.P. Morgan Securities LLC, Barclays Bank PLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as the Joint Lead Arrangers and Joint Bookrunners.
W I T N E S S E T H :
WHEREAS, the Borrowers have requested that the Credit Agreement be amended to amend the definition of “Interest Period” in Section 1.1 of the Credit Agreement;
WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, pursuant to Section 10.1 of the Credit Agreement the parties hereto hereby agree as follows:
Section 1.DEFINITIONS.
1.1    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
SECTION 2.    AMENDMENT PURSUANT TO SECTION 10.1.
2.1    Amendment of the Definition of “Interest Period”. The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Interest Period” means, relative to any LIBO Rate Loan or EURIBOR Rate Loan, the period beginning on (and including) the date on which such Loan is made or continued as, or (if applicable) converted into, a LIBO Rate Loan or EURIBOR Rate Loan pursuant to Sections 2.3 or 2.4 and shall end on (but exclude) (i) the day which numerically corresponds to such date one, two, three or six months and, if agreed by all affected Lenders, twelve months thereafter (or, if any such month has no numerically corresponding day, on the last Business Day of such month) or (ii) any other day as agreed to by all affected Lenders, as the applicable Borrower may select in its relevant notice pursuant to Sections 2.3 or 2.4; provided that,
(a)    the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than twelve different dates; and

(b)    if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day).”

2.2    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the Administrative Agent shall have received this Amendment, executed and delivered by the Borrowers and the Required Lenders.
2.3    Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent, the Collateral Agent or the Lenders except as expressly stated herein. Except as expressly amended, consented to or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
2.4    Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents. Each Loan Party executing this Amendment confirms and agrees that notwithstanding the effectiveness of this Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
2.5    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
2.6    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HANESBRANDS INC.,
as Parent Borrower

By	/s/ Donald F. Cook
Name: Donald F. Cook
Title: Treasurer

MFB INTERNATIONAL HOLDINGS S.A.R.L.,
as Lux Borrower

By	/s/ Donald F. Cook
Name: Donald F. Cook
Title: Category A Manager

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Lender

By:	/s/ James A. Knight
Name: James A. Knight
Title: Vice President

Barclays Bank PLC,
as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Bank of America, N.A.,
as a Lender

By:	/s/ Brian McDonald
Name: Brian McDonald
Title: Senior Vice President

HSBC Bank USA, National Association,
as a Lender

By:	/s/ Catherine Dong
Name: Catherine Dong
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jessica F. Sidhom
Name: Jessica F. Sidhom
Title: Senior Vice President

Branch Banking and Trust Company,
as a Lender

By:	/s/ Jamie Grunsky
Name: Jamie Grunsky
Title: Banking Officer

SunTrust Bank,
as a Lender

By:	/s/ Daniel L. Nichols
Name: Daniel L. Nichols
Title: Vice President

FIFTH THIRD BANK, an Ohio Banking
Corporation, as a Lender

By:	/s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

The Bank of Nova Scotia,
as a Lender

By:	/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

REGIONS BANK,
as a Lender

By:	/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

Northern Trust Company,
as a Lender

By:	/s/ John Canty
Name: John Canty
Title: Senior Vice President

Citizens Bank of Pennsylvania,
as a Lender

By:	/s/ A. Paul Dawley
Name: A. Paul Dawley
Title: Vice President

U.S. Bank National Association,
as a Lender

By:	/s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ Adrienne Young
Name: Adrienne Young
Title: Vice-President

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Wei Yan
Name: Wei Yan
Title: Authorized Signatory
CABS: 670349
5th May 2015